CHASE MID-CAP GROWTH FUND

SUMMARY PROSPECTUS
January 28, 2010
Ticker Symbol:
Class N Shares	CHAMX

Before you invest, you may want to review the Chase Mid-Cap Growth Fund’s (“Mid-Cap Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated January 28, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://www.chasegrowthfunds.com/CHAMX.htm#Downloads.  You can also get this information at no cost by calling 1-888-861-7556 or by sending an e-mail request to sales@chaseinv.com.

Chase Mid-Cap Growth Fund (the "Mid-Cap Fund")

Investment Objective
The Mid-Cap Fund’s investment objective is capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Fund.

		Class N Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Other Expenses (includes Shareholder Servicing Plan Fees)		0.86%
Shareholder Servicing Plan Fees	0.25%
Acquired Fund Fees and Expenses(1)		0.02%
Total Annual Fund Operating Expenses		1.63%
Less: Fee Waiver and/or Expense Reimbursement(2)		-0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		1.50%

(1)
Acquired fund fees and expenses are indirect fees that represent a pro rata portion of the cumulative expenses charged by any acquired mutual funds or exchange-traded funds.  The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets before Expense Waiver found in the “Financial Highlights” section of the statutory Prospectus which reflects the Mid-Cap Fund’s operating expenses and does not include acquired fund fees and expenses.  Without acquired fund fees and expenses, the Total Annual Fund Operating Expenses for the Mid-Cap Fund Class N Shares would have been 1.48%.

(2)
Chase Investment Counsel Corporation (the “Advisor”) has contractually agreed to waive a portion of its management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses for the Mid-Cap Fund Class N Shares to 1.48% of the Mid-Cap Fund’s average daily net assets. The expense limitation will remain in effect through at least January 31, 2011, and may be terminated only by the Board of Trustees (the "Trust") of Advisors Series Trust (the "Trust").

Example
The Example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Mid-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Mid-Cap Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Mid-Cap Fund
	1 year	3 years	5 years	10 years
Class N Shares	$153	$502	$874	$1,922

Portfolio Turnover.  The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Mid-Cap Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Mid-Cap Fund’s performance.  During the most recent fiscal year, the Mid-Cap Fund’s portfolio turnover rate was 89.11% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Mid-Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies with medium market capitalizations (a “mid-cap company”). This policy may only be changed upon sixty (60) days prior notice to shareholders.  The Advisor considers a mid-cap company to be one that has a market capitalization of between $500 million and $10 billion.  Mid-cap company stocks the Advisor purchases for the Fund typically have earnings growth in excess of 10% per year on a historical basis, and have demonstrated consistency of earnings growth over time.  In addition, the Mid-Cap Fund may invest a portion of its assets in non-U.S. issuers through the use of depositary receipts, such as American Depositary Receipts (“ADRs”).

In buying and selling portfolio securities, the Advisor first screens companies for 10% or greater earnings growth over the last 5 years, consistency of earnings, and liquidity. The Advisor then screens the stocks for fundamental and technical characteristics, including earnings growth, return on equity, reinvestment rate, debt level, preliminary valuation analysis, relative strength, price momentum, price volatility, unusual volume patterns, and insider transactions.  The Advisor then conducts traditional fundamental security analysis to identify the most attractive buys for the Fund.  The Advisor continuously reviews prices and adjusts its targets in response to changes in stock characteristics, setting buy/sell target prices for each stock.  The existence of alternative securities that the Advisor considers to be more attractive is an added consideration in deciding whether to sell portfolio securities.

Principal Investment Risks
Losing a portion or all of your investment is a risk of investing in the Mid-Cap Fund.  The following additional risks could affect the value of your investment:
·
Management Risk – The Mid-Cap Fund’s ability to achieve its investment objective depends on the Advisor’s ability to correctly identify economic trends and select stocks, particularly in volatile stock markets.

•	Market Risk – The value of stocks and other securities the Mid-Cap Fund holds or the overall stock market may decline over short or extended periods.
•
Medium-Sized Company Risk – A mid-cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

•
Non-U.S. Security Risk – The Mid-Cap Fund may invest in non-U.S. issuers through depositary receipts such as ADRs. Non-U.S. investments may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.

•
Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

•
Defensive Position Risk – If the Mid-Cap Fund takes a temporary defensive position in response to adverse conditions, the Mid-Cap Fund may not achieve its investment objective.  For example, should the market advance during this period, the Mid-Cap Fund may not participate as much as it would have if it had been more fully invested.

The Mid-Cap Fund may be appropriate for investors who:

•	Have a long-term investment horizon;
•	Want to diversify their investment portfolio by investing in a mutual fund that invests in securities of mid-cap companies; and/or
•	Are willing to accept the greater risks of investing in a portfolio with significant common stock holdings.

The Mid-Cap Fund is not appropriate for investors concerned primarily with principal stability.

Performance
The following performance information provides some indication of the risks of investing in the Mid-Cap Fund and reflects the period for which the Advisor was retained as the Fund’s investment advisor (including a period during which the Fund was organized as a different mutual fund). The bar chart shows changes in the Mid-Cap Fund’s performance from year to year since retention of the Advisor.  The table shows how the Mid-Cap Fund’s average annual returns for 1 and 5 years and since retention of the Advisor compare with those of a broad measure of market performance and an index that reflects the Lipper category applicable to the Mid-Cap Fund. The Mid-Cap Fund’s past performance, before and after taxes, is not necessarily an indication of how the Mid-Cap Fund will perform in the future.  Updated performance information is available on the Mid-Cap Fund’s website at www.chasegrowthfunds.com or by calling the Mid-Cap Fund toll-free at 1-888-861-7556.

Mid-Cap Fund, Class N Shares – Calendar Year Total Returns as of 12/31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 13.59% (quarter ended 09/30/2009) and the lowest return for a calendar quarter was -25.32% (quarter ended 12/31/2008).

Average Annual Total Returns (for the periods ended December 31, 2009)
			Since
Mid-Cap Fund, Class N Shares	1 Year	5 Years	9/1/02(1)
Return Before Taxes	26.83%	1.45%	5.27%
Return After Taxes on Distributions	26.83%	1.04%	4.97%
Return After Taxes on Distributions and Sale of Fund Shares	17.44%	1.29%	4.62%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	8.86%
Lipper Mid-Cap Growth Funds Index (reflects no deduction for fees, expenses or taxes)	42.65%	3.35%	8.25%
________________
(1)
Prior to September 1, 2002, the Predecessor Mid-Cap Fund was advised by a different investment advisor.  Performance from January 1, 2001, inception date of the Predecessor Mid-Cap Fund, to August 31, 2002, is not shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management
Investment Advisor.  Chase Investment Counsel Corporation is the Mid-Cap Fund’s investment advisor.

Portfolio Managers.  The Mid-Cap Fund is managed on a team basis. There are two portfolio managers on the investment team:  Derwood S. Chase, Jr., CIC and Brian J. Lazorishak, CFA, CIC, CIPM, CMT.

Portfolio Manager	Years of Service with the Fund	Title
Derwood S. Chase, Jr., CIC	7	Chairman, CEO and Portfolio Manager
Brian J. Lazorishak, CFA, CIC, CIPM, CMT	7	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Chase Mid-Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-861-7556, or through a financial intermediary.  Purchases, exchanges and redemptions by telephone are only permitted if you previously established these options on your account.  The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases.

Minimum Investments	To Open Your Account	To Add to Your Account
Class N Shares	$2,000	$250

Tax Information
The Mid-Cap Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Mid-Cap Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Mid-Cap Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Mid-Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.